Cash And Cash Equivalents	12 Months Ended
Dec. 31, 2018
Cash And Cash Equivalents [Abstract]
Cash and cash equivalents

15. Cash and cash equivalents

	2018	2017
	(in thousands)
	£	£
Cash and cash equivalents	76,972	86,703

Cash and cash equivalents comprise cash at banks with maturity of three months or less, which is subject to insignificant risk of changes in value. Cash at banks earn interest at fixed or variable rates based on the terms agreed for each account.

Liquidity risk is minimal and is managed using deposits with immediate and varied fixed term dates.